Filed pursuant to Rule 497(k)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Cadence Capital Appreciation Fund

Supplement dated March 20, 2017 to the

Summary Prospectus dated October 1, 2016 (as revised January 3, 2017)

The following information supplements and supersedes any information to the contrary in the Summary Prospectus (the “Summary Prospectus”) of AMG Managers Cadence Capital Appreciation Fund (the “Fund”), dated and revised as noted above.

With respect to the legend that appears on the cover page of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus, dated October 1, 2016, as revised October 27, 2016, and supplemented January 3, 2017 and March 20, 2017, and statement of additional information, dated October 1, 2016, as supplemented January 3, 2017 and March 20, 2017, are incorporated by reference into this summary prospectus.

At a meeting held on March 15-16, 2017, the Board of Trustees of the Trust approved the reorganization of the Fund with and into AMG Renaissance Large Cap Growth Fund (the “Reorganization”), subject to the approval of shareholders of the Fund. If approved by the shareholders of the Fund, the Reorganization is expected to close on or about July 31, 2017, or as soon thereafter as practicable. Additional information about the Reorganization will be provided in the proxy solicitation materials for the Reorganization, which will be sent at a future date.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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